Virtus Bond Fund,

Virtus Global Opportunities Fund,

Virtus High Yield Fund,

Virtus Multi-Sector Intermediate Bond Fund,

Virtus Multi-Sector Short Term Bond Fund and

Virtus Real Estate Securities Fund,

each a series of Virtus Opportunities Trust

Supplement dated January 30, 2017 to the Summary Prospectuses and

Statutory Prospectus and Statement of Additional Information, dated January 30, 2017

(This information was previously disclosed in a Supplement dated January 13, 2017 to the Summary Prospectuses and the Virtus Opportunities Trust Prospectus each dated January 28, 2016, and Statement of Additional Information dated September 23, 2016, as supplemented.)

Important Notice to Investors

Effective March 6, 2017, all Class B Shares of each of the above-named funds will be converted to Class A Shares of each respective fund. Shareholders holding Class B Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class B Shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion. Please refer to each fund’s prospectuses for any differences between share classes, including sales charge structure, expenses and other options.

Accordingly, as of March 6, 2017, all references to Class B Shares in each of the above-named fund’s prospectuses and SAI will be removed and Class B Shares no longer will be available.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VOT 8020/BShareConversion2 (1/2017)

 Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources
Fund, each a series of Virtus Opportunities Trust

Supplement dated January 30, 2017, to the Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund Summary Prospectuses and the Virtus Opportunities Trust Prospectus and Statement of Additional Information each dated January 30, 2017

(This information was previously disclosed in a Supplement dated January 26, 2017 to the Emerging Markets Equity Income Fund and Virtus Essential Resources Fund Summary Prospectuses and the Virtus Opportunities Trust Prospectus each dated January 28, 2016, and the Statement of Additional Information dated September 23, 2016, as supplemented.)

Important Notice to Investors

On January 18, 2017, the Board of Trustees of Virtus Opportunities Trust voted to liquidate Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund (the “Funds”). Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Funds. Effective March 3, 2017, the Funds will be closed to new investors and additional investor deposits.

On or about March 15, 2017 (the “Liquidation Date”), each of the Funds will be liquidated at its respective net asset value. Prior to such time, shareholders may exchange their shares of the Funds for shares of the same class of any other Virtus Mutual Fund. Shareholders may also redeem their shares at any time prior to the Funds’ liquidation on the Liquidation Date. There will be no fee or sales charges associated with exchange or redemption requests.

Any shares not exchanged or redeemed by the close of business on the Liquidation Date will be redeemed and the account value distributed to shareholders, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for shares of Virtus Low Duration Income Fund. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for Virtus Low Duration Income Fund for information about that fund.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Funds’ liquidation.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VOT 8020/EMEI&ERClosing2 (1/2017)